UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934
         Date of Report (Date of earliest event reported): July 25, 2006

                        Commission File Number: 000-23575

                            COMMUNITY WEST BANCSHARES
             (Exact name of registrant as specified in its charter)

             California                                 77-0446957
   (State or other jurisdiction             (I.R.S. Employer Identification No.)
 of incorporation or organization)


   445 Pine Avenue, Goleta, California                    93117
 (Address of principal executive offices)               (Zip code)

                                 (805) 692-5821
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION

On July 25, 2006 the Company issued a press release announcing financial results for the quarter ended June 30, 2006 and a $0.06 per share dividend. The dividend will be paid on August 18, 2006 to shareholders of record at the close of business August 4, 2006. A copy of the press release is attached as Exhibit
99.1  to  this  current  Report  on  Form  8-K.

ITEM 9.01. FINANCIAL  STATEMENTS  AND  EXHIBITS

(a) Financial statements. - not applicable
(b) Pro forma financial statements. - not applicable
(c) The following exhibit is being furnished herewith:

99.1 Press release dated July 25, 2006, entitled "Community West Bancshares Posts 15% Profit Increase of $1,289,000 for 2006 Q2 and 22% Increase for 2006 Six-Month Period"


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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 25, 2006      COMMUNITY WEST BANCSHARES

     By:     /s/Charles G. Baltuskonis
             -------------------------
             Charles G. Baltuskonis
             Executive Vice President and
             Chief Financial Officer